                                                                   EXHIBIT 99.17

DEBTOR: DQSB II, INC.                                CASE NUMBER: 01-10974 (JCA)

                            MONTHLY OPERATING REPORT
                              AS OF AUGUST 31, 2002
                                       AND
                            FOR THE MONTH THEN ENDED








In accordance with title 28, section 1746, of the United States Code, I declare under penalty of perjury that I have examined the attached August Monthly Operating Report (Attachments 1 through 9) and, to the best of my knowledge, these documents are true, correct, and complete.





 /s/ STEVE MOELLER
--------------------------------
Steve Moeller
Director, Accounting

DEBTOR: DQSB II, INC.                                CASE NUMBER: 01-10974 (JCA)

                            MONTHLY OPERATING REPORT
                              AS OF AUGUST 31, 2002
                                       AND
                            FOR THE MONTH THEN ENDED


                                    CONTENTS

Attachment 1          Summary of Bank and Investment Accounts

Attachment 2          Schedule of Receipts and Disbursements

Attachment 3          Bank and Investment Account Statements

Attachment 4          Income Statement

Attachment 5          Balance Sheet

Attachment 6          Summary of Due To/Due From Intercompany Accounts

Attachment 7          Accounts Receivable Aging

Attachment 8          Accounts Payable Detail

Attachment 9          Notes to August Monthly Operating Report

                         Summary Of Bank And Investment Accounts                    Attachment 1
                         ---------------------------------------
                                      DQSB II, Inc.
                                      -------------
Summary                         Case No: 01-10974 (JCA)                                UNAUDITED
                                -----------------------
DQSB II, Inc.                   For Month Of August 2002
                                ------------------------

                                  Balances
                         ===========================   Receipts &      Bank
                            Opening       Closing      Disbursements   Statements     Account
Account                  As Of 8/01/02  As Of 8/31/02  Included        Included       Reconciled
-------                  -------------  -------------  --------        --------       ----------
No Bank Or Investment         NA             NA            NA              NA             NA
Accounts

                                Receipts & Disbursements                            Attachment 2
                                ------------------------
                                      DQSB II, Inc.
                                      -------------
Summary                         Case No: 01-10974 (JCA)
                                -----------------------
DQSB II, Inc.                   For Month Of August, 2002
                                -------------------------
Attach 2


       No Receipts Or Disbursements Due To No Bank Or Investment Accounts

                       Concentration & Investment Account Statements                Attachment 3
                       ---------------------------------------------
                                     DQSB II, Inc.
                                     -------------
Summary                         Case No: 01-10974 (JCA)
                                -----------------------
DQSB II, Inc.                  For Month Of August, 2002
                               -------------------------
Attach 3


          No Statements Due To No Concentration Or Investment Accounts

AMCV US SET OF BOOKS                      Date: 17-SEP-02 15:52:34
INCOME STATEMENT - ATTACHMENT 4           Page: 1
Current Period: AUG-02

currency USD
Company=60 (DELTA QUEEN SC II)
                                             PTD-Actual
                                             31-Aug-02
                                          ---------------
Revenue
Gross Revenue                                         0.00
Allowances                                            0.00
                                          -----------------
Net Revenue                                           0.00

Operating Expenses
Air                                                   0.00
Hotel                                                 0.00
Commissions                                           0.00
Onboard Expenses                                      0.00
Passenger Expenses                                    0.00
Vessel Expenses                                       0.00
Layup/Drydock Expense                                 0.00
Vessel Insurance                                      0.00
                                          -----------------
Total Operating Expenses                              0.00

                                          -----------------
Gross Profit                                          0.00

SG&A Expenses
Sales & Marketing                                     0.00
Start-Up Costs                                        0.00
                                          -----------------
Total SG&A Expenses                                   0.00

                                          -----------------
EBITDA                                                0.00

Depreciation                                          0.00

                                          -----------------
Operating Income                                      0.00

Other Expense/(Income)
Interest Income                                       0.00
Equity in Earnings for Sub                         (219.67)
Reorganization expenses                               0.00
                                          -----------------
Total Other Expense/(Income)                        219.67

                                          -----------------
Net Pretax Income/(Loss)                           (219.67)

Income Tax Expense                                    0.00

                                          -----------------
Net Income/(Loss)                                  (219.67)
                                          =================

AMCV US SET OF BOOKS                                   Date: 17-SEP-02 16:35:04
BALANCE SHEET - ATTACHMENT 5                           Page: 1
Current Period: AUG-02

currency USD
Company=60 (DELTA QUEEN SC II)
                                       YTD-Actual      YTD-Actual
                                        31-Aug-02       22-Oct-02
                                      ---------------  ------------
ASSETS

Cash and Equivalent                            0.00           0.00

Restricted Cash                                0.00           0.00

Accounts Receivable                            0.00           0.00

Inventories                                    0.00           0.00

Prepaid Expenses                               0.00           0.00

Other Current Assets                           0.00           0.00

                                      --------------   ------------
Total Current Assets                           0.00           0.00


Fixed Assets                                   0.00           0.00

Accumulated Depreciation                       0.00           0.00

                                      --------------   ------------
Net Fixed Assets                               0.00           0.00


Net Goodwill                                   0.00           0.00

Intercompany Due To/From                 (22,497.32)    (21,361.32)

Net Deferred Financing Fees                    0.00           0.00

Net Investment in Subsidiaries        (1,829,034.58)    178,552.30

                                      --------------   ------------
Total Other Assets                    (1,851,531.90)    157,190.98

                                      --------------   ------------
Total Assets                          (1,851,531.90)    157,190.98
                                      ==============   ============

AMCV US SET OF BOOKS                                   Date: 17-SEP-02 16:35:04
BALANCE SHEET - ATTACHMENT 5                           Page: 2
Current Period: AUG-02

currency USD
Company=60 (DELTA QUEEN SC II)
                                       YTD-Actual      YTD-Actual
                                        31-Aug-02       22-Oct-02
                                      ---------------  ------------
LIABILITIES

Accounts Payable                               0.00           0.00

Accrued Liabilities                            0.00           0.00

Deposits                                       0.00           0.00

                                      --------------   ------------
Total Current Liabilities                      0.00           0.00


Long Term Debt                                 0.00           0.00

Other Long Term Liabilities               (4,904.83)     (4,904.83)

                                      --------------   ------------
Total Liabilities                         (4,904.83)     (4,904.83)


Liabilities Subject to Compromise              0.00           0.00


OWNER'S EQUITY

Common Stock                                   0.00           0.00

Add'l Paid In Capital                    600,000.00     600,000.00

Current Net Income (Loss)             (1,993,167.21)   (181,334.98)

Retained Earnings                       (453,459.86)   (256,569.21)

                                      --------------   ------------
Total Owner's Equity                  (1,846,627.07)    162,095.81

                                      --------------   ------------
Total Liabilities & Equity            (1,851,531.90)    157,190.98
                                      ==============   ============

DQSB II, Inc.                                            ATTACHMENT 6                                               0-10974 (JCA)
                                          Summary List of Due To/Due From Accounts
                                            For the Month Ended August 31, 2002

                                                                  BEGINNING                                            ENDING
AFFILIATE NAME                                  CASE NUMBER        BALANCE           DEBITS          CREDITS          BALANCE
American Classic Voyages Co.                    01-10954             (22,836.06)               -                -       (22,836.06)
AMCV Cruise Operations, Inc.                    01-10967              (2,330.40)               -                -        (2,330.40)
Great AQ Steamboat, L.L.C.                      01-10960                 919.60                -                -           919.60
Great Pacific NW Cruise Line, L.L.C.            01-10977                 339.49                -                -           339.49
Great River Cruise Line, L.L.C.                 01-10963                 367.05                -                -           367.05
Great Ocean Cruise Line, L.L.C.                 01-10959                 877.52                -                -           877.52
Cape Cod Light, L.L.C.                          01-10962                  82.74                -                -            82.74
Cape May Light, L.L.C.                          01-10961                  82.74                -                -            82.74
                                                               --------------------------------------------------------------------
                                                                     (22,497.32)               -                -       (22,497.32)
                                                               ====================================================================

                                  DQSB II, Inc.
                                 01-10974 (JCA)




                            Accounts Receivable Aging
                              As of August 31, 2002







                                  Attachment 7


                                 Not Applicable

                                  DQSB II, Inc.
                                 01-10974 (JCA)




                             Accounts Payable Detail
                              As of August 31, 2002







                                  Attachment 8


                                 Not Applicable

DEBTOR: DQSB II, INC.                                CASE NUMBER: 01-10974 (JCA)

                      PRELIMINARY MONTHLY OPERATING REPORT
                              AS OF AUGUST 31, 2002
                                       AND
                            FOR THE MONTH THEN ENDED

                                  ATTACHMENT 9
                    NOTES TO AUGUST MONTHLY OPERATING REPORT


The information contained herein is unaudited.

Liabilities included in these financial statements reflect amounts known by the Company to have been incurred. The Company has listed in prior filings with the United States Trustee potential additional claims it believes may be asserted against the Company.

To the best of the Debtor's knowledge and belief, based on currently available information, all Federal income and payroll taxes due and owing have been paid.


1. Other long-term liabilities consists of deferred tax assets and liabilities, net. Deferred tax assets and liabilities have been recognized for the expected future tax consequences of temporary differences between carrying amounts and the tax basis of assets and liabilities. The Debtor has not recorded adjustments to these amounts pending the outcome of Chapter 11 proceedings.